[IMPERIAL BANK LETTERHEAD]
INNOVATIVE BUSINESS BANKING
Member FDIC

                                  PROMISSORY NOTE

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      Principal        Loan Date       Maturity        Loan No        Call     Collateral       Account        Officer    Initials
   $10,000,000.00      12-02-1998     04-28-2000     711062437/7                                 617133          PD
----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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BORROWER: ECO SOIL SYSTEMS, INC., A NEBRASKA                         LENDER: Imperial Bank
          CORPORATION; et al.                                                San Diego Regional Office
          10890 THORNMINT ROAD, #280                                         701 B Street, Suite 600
          SAN DIEGO, CA  92127-2402                                          San Diego, CA  92112-4168

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT: $10,000,000.00                      INITIAL RATE: 8.250%                       DATE OF NOTE: DECEMBER 2, 1998

PROMISE TO PAY. ECO SOIL SYSTEMS, INC., A NEBRASKA CORPORATION, ASPEN CONSULTING COMPANIES, INC., A COLORADO CORPORATION, TURF SPECIALTY, INC., A DELAWARE CORPORATION, ECO TURF PRODUCTS, INC., A DELAWARE CORPORATION, AGRICULTURAL SUPPLY, INC., A DELAWARE CORPORATION, YUMA ACQUISITION SUB, INC., A DELAWARE CORPORATION, TURF ACQUISITION SUB, INC., A DELAWARE CORPORATION, BENHAM CHEMICAL CORPORATION, A MICHIGAN CORPORATION and MITIGATION SERVICES, INC., A DELAWARE CORPORATION (referred to in this Note individually and collectively as "Borrower") jointly and severally promise to pay to Imperial Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Ten Million & 00/100 Dollars ($10,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON APRIL 28, 2000. (1) The annual interest rate for this Note is computed on a 365/360 basis; that is by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Note is subject to change from time to time based on changes in an index which is the Imperial Bank Prime Rate (the "Index"). The Prime Rate is the rate announced by Lender as its Prime Rate of interest from time to time. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 7.750%. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 0.500 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 8.250%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST RATE OPTIONS. The following interest rate options are available under this Note:

       (a) DEFAULT OPTION. The interest rate margin and index described in the "VARIABLE INTEREST RATE" paragraph above (the "Default Option").

       (b) LIBOR. A margin of 3.000 percentage points over LIBOR. For purposes of this Note, LIBOR shall mean London Inter-Bank Offered Rate as provided in the LIBOR ADDENDUM TO NOTE attached hereto and made a part hereof.

When the interest rate is based on a fixed rate, the rate shall be in effect for a period of the number of days or months as indicated in the rate option description (the "Interest Period"), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the "Highest Lawful Rate") shall be made on the effective day of any change in the Highest Lawful Rate.

Provided (2), Borrower may designate in advance which of the above interest rate indexes shall be applicable to any loan advance under this Note and shall designate any optional Interest Period applicable to any fixed rate loan or advance. In the absence of any such designation the interest rate option shall be the Default Option. Thereafter unpaid principal balances under this Note may be converted (at the end of an Interest Period if the index used to determine the interest rate therefore is a fixed rate) to another of the above interest rate options, or continued for an additional (3), when applicable, as designated by Borrower in advance; and in the absence of sufficient advance designation as to conversion to or continuation of a fixed rate index, the index shall be converted to the Default Option. Notwithstanding the foregoing, a fixed rate index may not be elected for a loan or advance under this Note, nor any conversion to or continuation of a fixed rate index be elected, if the Interest Period thereof would extend beyond the maturity of this Note.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $250.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT.

DEFAULT. (4)

LENDER'S RIGHTS. Upon (5), Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. (6) (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay.
Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF LOS ANGLES COUNTY, STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT 0F SETOFF. (7)

                                                                         Page 2
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LINE OF CREDIT.  This Note evidences a revolving line of credit.  Advances under this Note may be requested orally by Borrower or by an authorized person. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: WILLIAM B. ADAMS, CEO;
DOUGLAS M. GLOFF, PRESIDENT, AND L. JEAN DUNN, SECRETARY. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. (8)

REFERENCE PROVISION. 1. Other than (i) non-judicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this document ("Agreement"), which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to the Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP 170.6. The referee shall (a) be requested to set the matter for hearing within sixty
(60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery.
Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provide herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

2. Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

3. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California.
The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

4. In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted, any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, 1280 through 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

CREDIT AGREEMENT. This Note is subject to the provisions of the Credit Agreement dated December 2, 1998 and all amendments thereto and replacements therefore (9). (10).

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (a) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

ECO SOIL SYSTEMS, INC., A NEBRASKA CORPORATION

By:   /s/ WILLIAM B. ADAMS
    -------------------------------------------
      AUTHORIZED OFFICER

ASPEN CONSULTING COMPANIES, INC., A COLORADO CORPORATION, Co-Borrower

By:   /s/ WILLIAM B. ADAMS
    -------------------------------------------
      WILLIAM B. ADAMS, CEO

By:  /s/ DOUGLAS M. GLOFF
    -------------------------------------------
     DOUGLAS M. GLOFF, PRESIDENT/COO

By:  /s/ L. JEAN DUNN
    -------------------------------------------
     L JEAN DUNN, CFO/SECRETARY

                                                                         Page 3
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TURF SPECIALTY, INC., A DELAWARE CORPORATION, Co-Borrower

By:  /s/ WILLIAM B. ADAMS
    -------------------------------------------
     WILLIAM B. ADAMS, CEO

By:  /s/ DOUGLAS M. GLOFF
    -------------------------------------------
     DOUGLAS M. GLOFF, PRESIDENT/COO

By:  /s/ L. JEAN DUNN
    -------------------------------------------
     L JEAN DUNN, CFO/SECRETARY

ECO TURF PRODUCTS, INC., A DELAWARE CORPORATION, Co-Borrower

By:  /s/ WILLIAM B. ADAMS
    -------------------------------------------
     WILLIAM B. ADAMS, CEO

By:  /s/ DOUGLAS M. GLOFF
    -------------------------------------------
     DOUGLAS M. GLOFF, PRESIDENT/COO

By:  /s/ L. JEAN DUNN
    -------------------------------------------
     L JEAN DUNN, CFO/SECRETARY

AGRICULTURAL SUPPLY, INC., A DELAWARE CORPORATION, Co-Borrower

By:  /s/ WILLIAM B. ADAMS
    -------------------------------------------
     WILLIAM B. ADAMS, CEO

By:  /s/ DOUGLAS M. GLOFF
    -------------------------------------------
     DOUGLAS M. GLOFF, PRESIDENT/COO

By:  /s/ L. JEAN DUNN
    -------------------------------------------
     L JEAN DUNN, CFO/SECRETARY

YUMA ACQUISITION SUB, INC., A DELAWARE CORPORATION, Co-Borrower

By:  /s/ WILLIAM B. ADAMS
    -------------------------------------------
     WILLIAM B. ADAMS, CEO

By:  /s/ DOUGLAS M. GLOFF
    -------------------------------------------
     DOUGLAS M. GLOFF, PRESIDENT/COO

By:  /s/ L. JEAN DUNN
    -------------------------------------------
     L JEAN DUNN, CFO/SECRETARY

TURF ACQUISITION SUB, INC., A DELAWARE CORPORATION, Co-Borrower

By:  /s/ WILLIAM B. ADAMS
    -------------------------------------------
     WILLIAM B. ADAMS, CEO

By:  /s/ DOUGLAS M. GLOFF
    -------------------------------------------
     DOUGLAS M. GLOFF, PRESIDENT/COO

By:  /s/ L. JEAN DUNN
    -------------------------------------------
     L JEAN DUNN, CFO/SECRETARY

BENHAM CHEMICAL CORPORATION, A MICHIGAN CORPORATION, Co-Borrower

By:  /s/ WILLIAM B. ADAMS
    -------------------------------------------
     WILLIAM B. ADAMS, CEO

By:  /s/ DOUGLAS M. GLOFF
    -------------------------------------------
     DOUGLAS M. GLOFF, PRESIDENT/COO

By:  /s/ L. JEAN DUNN
    -------------------------------------------
     L JEAN DUNN, CFO/SECRETARY

MITIGATION SERVICES, INC., A DELA ARE CORPORATION, Co-Borrower

By:  /s/ WILLIAM B. ADAMS
    -------------------------------------------
     WILLIAM B. ADAMS, CEO

By:  /s/ DOUGLAS M. GLOFF
    -------------------------------------------
     DOUGLAS M. GLOFF, PRESIDENT/COO

By:  /s/ L. JEAN DUNN
    -------------------------------------------
     L JEAN DUNN, CFO/SECRETARY

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                              PROMISSORY NOTE INSERTS

(1) "In addition, Borrower will pay regular monthly payments of accrued unpaid interest in accordance with Section 1.0 I (b) of the Credit Agreement, and such Section is expressly incorporated herein."

(2)    "there is no Event of Default under the Credit Agreement"

(3)    "Interest Period"

(4) "An Event of Default under the Credit Agreement shall be an Event of Default hereunder, and such applicable provisions of the Credit Agreement, including without limitation Article 6 of the Credit Agreement, are expressly incorporated herein."

(5)    "an Event of Default"

(6) "Additionally, Bank shall have the right after the occurrence, and during the continuance, of an Event of Default, to (a) increase the interest rate on this Note in accordance with Section 1.06 of the Credit Agreement and"

(7) "Bank's right to setoff pursuant to Section 7.07 of the Credit Agreement is expressly incorporated herein."

(8) "Lender will have no obligation to advance funds under this Note in accordance with Section 6.11 of the Credit Agreement, and such Section is hereby expressly incorporated herein."

(9)    "(the "Credit Agreement")"

(10) "In the event of any conflict or inconsistency between the provisions of this Note and the Credit Agreement, the terms of the Credit Agreement shall control. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement."

[IMPERIAL BANK LETTERHEAD]
       Member FDIC

                                   LIBOR ADDENDUM
                                      TO NOTE


       This Libor Addendum ("Addendum") is dated as of DECEMBER 2, 1998, and is by and between ECO SOIL SYSTEMS, INC., A NEBRASKA CORPORATION, ET. AL. (
(1) "Borrower") and Imperial Bank ("Bank"). This Addendum amends and supplements the Note to which it is attached (the "Note") and forms a part of and is incorporated into the Note.

       In the event of any inconsistency between the terms herein and the terms of the Note, the terms herein shall in all cases govern and control. AR capitalized terms herein, unless otherwise defined herein, shall have the meanings set forth in the Note.

       1.      ADVANCES.

       1.1 PRIME LOANS. Advances permitted pursuant to the terms of the Note or this Addendum which bear interest in relation to Bank's Prime Rate shall be referred to herein as "Prime Loans" and each such advance shall be a "Prime Loan." Each Prime Loan shall bear interest at an annual rate equal to the sum of 0.500% plus the Bank's Prime Rate. "PrimeRate" shall mean the rate of interest xxxxxxxxxxxxx publicly announced by Bank from time to time in Inglewood, California, as its prime rate for lending. The Prime Rate is not intended to be the lowest rate of interest charged by Bank in connection with extensions of credit to borrowers.

       1.2 LIBOR LOANS. Advances permitted pursuant to the terms of the Note or this Addendum which bear interest in relation to the Libor Rate shall be referred to herein as "Libor Loans" and each such advance shall be a "Libor Loan." Each Libor Loan shall bear interest xxxxxxxxxxxxxxxx at the Libor Rate, as defined below. A Libor Loan shall be in the minimum amount of ONE MILLION DOLLARS ($1,000,000) or such greater amount which is an integral multiple of Fifty Thousand Dollars ($50,000). No Libor Loan shall be made after the last Business Day that is at least THREE (3) MONTHS prior to the Maturity Date described in the Note.

       2.      INTEREST ON LIBOR LOANS.

       2.1 RATE OF INTEREST. Each Libor Loan shall bear interest on the unpaid principal amount thereof from the Loan Date through the date paid (whether by acceleration or otherwise) at a rate equal to the sum of 3.000% per annum plus the Libor Rate for the Interest Period.

               (a) "Loan Date" shall mean the date on which (i) a Libor Loan is made, a Libor Loan is continued, or a Prime Loan is converted to a Libor Loan.

               (b)    "Interest Period" shall mean a period of THREE (3), SIX
(6) OR NINE (9) MONTHS, commencing on the applicable Loan Date, as selected by Borrower pursuant to Section 2.2; PROVIDED, HOWEVER, that Borrower may not select an Interest Period that would otherwise extend beyond the Maturity Date of the Loan. Borrower may also select a twelve (12) month Interest Period if and when Bank notifies Borrower that such Interest Period is available, as determined by Bank in its sole discretion.

               (c) "Libor Rate" shall mean, for the applicable Interest Period for a Libor Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to (i) the Libor Base Rate for such Interest Period divided by (ii) 1.00 minus the Reserve Requirement Rate (expressed as a decimal fraction) for such Interest Period.

               (d) "Libor Base Rate" shall mean with respect to any Interest Period, the rate equal to the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%) of:

                      (i) the offered rates per annum for deposits in U.S. Dollars for a period equal to such Interest Period which appears at 11:00 a.m., London time, on the Reuters Screen LIBOR Page on the Business Day that is two
(2) Business Days before the first day of such Interest Period, in each case if at least four (4) such offered rates appear on such page, or

                      (ii) if clause (i) is inapplicable, (x) the offered rate per annum for deposits in U.S. Dollars for a period equal to such Interest Period which appears as of 11:00 a.m., London time on the Telerate Monitor on Telerate Screen 3750 on the Business Day which is two (2) Business Days before the first day of such Interest Period; or (y) if clause (x) above is inapplicable, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the interest rates per annum offered by at least three
(3) prime banks selected by Bank at approximately 11:00 a.m. London time, on the Business Day which is two (2) Business Days before such date for deposits in U.S. Dollars to prime banks in the London interbank market, in each case for a period equal to such Interest Period in an amount equal to the amount to which the Libor Rate applies.

               (e) "Business Day" means any day on which Bank is open for business in the State of California.

               (f) "Reuters Screen LIBOR Page" means the display designated as page LIBOR on the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks.

               (g) "Reserve Requirement Rate" means, for any Interest Period, the aggregate of the rates, effective as of the Business Day which is two (2) Business Days before the first day of the Interest Period, at which:

                      (i) reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D against "Eurocurrency liabilities" (as such term is used in Regulation D) by member banks of the Federal Reserve System; and

                      (ii) any additional reserves are required to be maintained by Bank by reason of any Regulatory Change against (x) any category of liabilities which includes deposits by reference to which the Libor Rate is to be determined as provided in the definition of "Libor Base Rate;" or (y) any category of extensions of credit or other assets which include Libor Loans.

               (h) "Regulatory Change" means, with respect to Bank, any change on or after the date of the Note and this Addendum in any Governmental Regulation, including the introduction of any new Governmental Regulation or the rescission of any existing Governmental Regulation.

               (i) "Governmental Regulation" means any (i) United States Federal, state or foreign law or regulation (including without limitation Regulation D); and (ii) the adoption or making of any interpretation, application, directive or request applying to a class of lenders, including Bank, of or under any United States Federal, state, or any foreign law or regulation (whether or not having the force of law) by any court or by any governmental, central banking, monetary or taxing authority charged with the interpretation or administration of such law or regulation.

       2.2 DETERMINATION OF INTEREST RATES. Subject to the terms and conditions of the Note and this Addendum, Borrower, at its option, may request an advance in the form of a Libor Loan, a continuation of a Libor Loan, or a conversion of a Prime Loan into a Libor Loan, only upon delivery to Bank of an irrevocable written notice received by Bank at least three (3) Business Days prior to the requested Loan Date, specifying (i) the principal amount of such Libor Loan, (ii) the requested Loan Date, and (iii) the selected Interest Period. Upon receiving such notice, Bank shall determine (which determination shall be in accordance with Section 2.1 and shall, absent manifest error, be final, conclusive and binding upon all parties hereto) the Libor Rate applicable to such Libor Loan two (2) Business Days prior to the Loan Date, and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower. If Borrower shall fail to notify Bank of its selected Interest Period for a Libor Loan (including the continuation of an existing Libor Loan or the conversion of a Prime Loan into a Libor Loan), the Borrower shall be deemed to have selected an Interest Period of three (3) months.

       2.3 COMPUTATION OF INTEREST AND FEES. AR computations of interest and fees payable pursuant to the Note shall be calculated on the basis of a
three hundred sixty (360)     day year for the actual number of days elapsed
(less the date of repayment).

       2.4 RECORDATION BY BANK. Bank is hereby authorized to record the Loan Date, the applicable Interest Period, the principal amount, and the interest rate of each Libor Loan made (or continued or converted) by Bank, and the date and amount of each payment or prepayment of principal thereof, in Bank's records. Any such recordation shall constitute PRIMA FACIE evidence of the accuracy of the information recorded; PROVIDED that the failure to make any such recordation shall not in anyway affect the Borrower's obligations hereunder.

       3.      CONVERSION TO PRIME LOANS.

       3.1 ELECTION BY BORROWER. Subject to all the terms and conditions of this Addendum, Borrower may elect from time to time to convert a Libor Loan to a Prime Loan by giving Bank at least three (3) Business Days' prior irrevocable notice of such election, and any such conversion of a Libor Loan shall be made on the last day of the Interest Period with respect thereto.

       3.2 FAILURE OF NOTICE BY BORROWER. If Borrower otherwise fails to give notice specifying its requests with respect to any Libor Loans that are scheduled to become due, such failure shall be deemed, in the absence of any notice from Borrower to the contrary, to be notice of a requested advance in the form of a Prime Loan in a principal amount equal to the amount of said Libor Loan.

       4.      PREPAYMENTS.

       4.1 VOLUNTARY PREPAYMENT BY BORROWER. Subject to the terms and conditions of the Note and this Addendum, Borrower may, upon at least three (3) Business Days' irrevocable notice to Bank as provided herein, at any time and from time to time on any Business Day prepay any Prime Loan or Libor Loan in whole or in part, without penalty or premium, other than customary actual "Breakage Fees" and "Prepayment Costs" as defined below, resulting from prepayment of any Libor Loan prior to the expiration of the Interest Period relating thereto. The notice of prepayment shall specify the date and amount of the prepayment, and the Loan to which the prepayment xxxxxxxxxxxxxx xxxxxxxxxxxxxxx prepayment applies. Each partial prepayment of a Libor Loan shall be in an amount not less than Fifty Thousand Dollars ($50,000) or such greater amount which is an integral multiple of Fifty Thousand Dollars ($50,000); PROVIDED, that unless a Libor Loan is prepaid in full, no prepayment shall be made if, after giving effect to such prepayment, the aggregate principal amount of Libor Loans having the xxxxxxxxxxxxxxxxxxxxxxxxx same Interest Period shall be less than ONE MILLION DOLLARS ($1,000,000.00). Notice of prepayment having been delivered as aforesaid, the principal amount of the prepayment specified in such notice shall become due and payable on the prepayment date set forth in such notice. All payments of principal under this Section 4 shall be accompanied by accrued but unpaid interest on the amount being prepaid through the date of such prepayment.

       4.2 BREAKAGE FEES. If for any reason (including voluntary or mandatory prepayment, voluntary or mandatory conversion of a Libor Loan into a Prime Loan, or acceleration), Bank receives all or part of the principal amount of a Libor Loan prior to the last day of the Interest Period for such Loan, Borrower shall immediately notify Borrower's account officer at Bank and, on demand by Bank, pay Bank the Breakage Fees, defined as the amount (if any) by which (i) the additional interest which would have been payable on the amount so received had it not been received until the last day of such Interest Period exceeds (ii) the interest which would have been recoverable by Bank (without regard to whether Bank actually so invests said funds) by placing the amount so received on deposit in the certificate of deposit markets or the offshore currency interbank markets or United States Treasury investment products, as the case may be, for a period starting on the date on which it was so received and ending on the last day of such Interest Period at the interest rate determined by Bank in its reasonable discretion. Bank's determination as to such amount shall be conclusive and final, absent manifest error.

       4.3 PREPAYMENT COSTS. Borrower shall pay to Bank, upon the demand of Bank, such other amount or amounts as shall be sufficient (in the sole good faith opinion of Bank) to compensate it for any loss, costs or expense incurred by it as a result of any prepayment by Borrower (including voluntary or mandatory prepayment, voluntary or mandatory conversion of a Libor Loan into a Prime Loan, or prepayment due to acceleration) of all or part of the principal amount of a Libor Loan prior to the last day of the Interest Period for such Loan (including without limitation any failure by Borrower to borrow a Libor Loan on the Loan Date for such borrowing specified in the relevant notice of borrowing hereunder). Such costs shall include, without limitation, any interest or fees payable by Bank to lenders of funds obtained by it in order to make or maintain its loans based on the London interbank eurodollar market. Bank's determination as to such costs shall be conclusive and final, absent manifest error.

       5.      REMEDIES UPON EVENTS OF DEFAULT.

       5.1 CONVERSION TO PRIME LOANS. If any Event of Default has occurred and is continuing under the Note or this Addendum, then in addition to all other remedies available to Bank under the Note, at the option of Bank and without demand or notice, all Libor Loans then outstanding shall be automatically converted to Prime Loans on the last day of each respective Interest Period for each Libor Loan.

       5.2 INDEMNITY. Borrower agrees to pay and indemnify Bank for, and to hold Bank harmless from, any and all cost, loss or expense (including without limitation any such cost, loss or expense arising from interest or fees payable by Bank to lenders of funds obtained by it in order to maintain its Libor Loans hereunder, or in its reemployment of funds obtained in connection with the making or maintaining of Libor Loans) which Bank may sustain or incur as a consequence of any default by Borrower in connection with or related to: (a) payment of the principal amount of or interest on Libor Loans, (b) making a borrowing or conversion of a Libor Loan after Borrower has given a notice thereof in accordance with this Addendum, or (c) making a prepayment of a Libor Loan after Borrower has given a notice thereof in accordance with this Addendum, or any prepayment (whether optional or mandatory) of any Libor Loan prior to the end of the applicable Interest Period for such Loan.

       6.      ADDITIONAL PROVISIONS REGARDING LIBOR LOANS.

       6.1 LIBOR RATE TAXES. All payments of principal, interest, fees, costs, expenses and all other amounts payable to Borrower pursuant to the Note and this Addendum shall be made free and clear of and without reduction by reason of all present and future income, stamp and other taxes or other charges whatsoever imposed, assessed, levied or collected by any national government or any political subdivision or taxing authority thereof or any organization of which it is a member (excluding (i) any taxes imposed on or measured by the overall net income or gross receipts of Bank by any such entity, and (ii) any taxes which would have been imposed even if no provisions for Libor Loans had appeared in this Addendum) (collectively, "Libor Taxes").

               If any Libor Taxes are required to be withheld from any amounts payable to Bank, Borrower shall pay such additional amounts as may be necessary so as to yield to Bank a net amount equal to the total amount of the payments provided for in this Addendum or under the Note which Bank would have received if such amounts had not been subject to Libor Taxes.

               If any Libor Taxes are payable directly by Borrower, they shall be paid by Borrower prior to the date on which penalties attach for failure to timely pay such Libor Taxes. Within forty five (45) days after the date on which payment of any such Libor Taxes is due pursuant to applicable law, Borrower will furnish Bank the original receipt for the full payment of such Libor Taxes or, if such is not available, evidence of such payment satisfactory in form and substance to Bank. Borrower shall indemnify and hold Bank harmless against, and will reimburse to Bank, upon demand, any incremental taxes, interest or penalties that may become payable by Bank as a result of any failure by Borrower to pay any Libor Taxes when due.

       6.2 INABILITY TO DETERMINE FAIR INTEREST RATE. If at any time Bank, in its sole and absolute discretion, determines that: (i) the amount of the Libor Loans for periods equal to the corresponding Interest Periods are not available to Bank in the offshore currency interbank markets, (ii) the Libor Rate does not accurately reflect the cost to Bank of lending the Libor Loan, or (iii) by reason of any changes arising after the date of the Note affecting the London interbank eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in Sections 2.1 and 2.2 above, then Bank shall promptly give notice thereof to Borrower. Upon the giving of such notice, Bank's obligation to make Libor Loans shall (2), unless Bank and the Borrower agree in writing to a different interest rate applicable to Libor Loans, or until such time as Bank notifies Borrower that the circumstances giving rise to Bank's notice no longer exist. While such circumstances continue to exist, (x) any requested Libor Loan shall be treated as a request for a Prime Loan, (y) any Prime Loan that was to have been converted to a Libor Loan shall be continued as a Prime Loan, and (z) any outstanding Libor Loan shall be converted retroactively, on the first day of the then current Interest Period with respect thereto, to a Prime Loan.

       6.3 ILLEGALITY OR IMPRACTICABILITY. If (i) due to any Governmental Regulation it shall become unlawful for Bank to continue to fund or maintain any Libor Loans, or to perform its obligations hereunder, or (ii) due to any contingency occurring after the date of the Note which has a material adverse effect on the London interbank eurodollar market, it has become impracticable for Bank to continue to fund or maintain any Libor Loans, or to perform its obligations hereunder, then Bank shall promptly give notice thereof to Borrower. Upon the giving of such notice, Bank's obligation to make Libor Loans shall (2) (3), and in such event, (x) any requested Libor Loan shall be treated as a request for a Prime Loan, (y) any Prime Loan that was to have been converted to a Libor Loan shall be continued as a Prime Loan, and (z) any outstanding Libor Loan shall be converted retroactively, on the first day of the then current Interest Period with respect thereto, to a Prime Loan.

       6.4 GOVERNMENTAL REGULATIONS; INCREASED COSTS. Borrower shall pay to Bank, within 15 days after demand by Bank, from time to time such amounts as Bank may determine to be necessary to compensate it for any increased costs incurred by Bank that Bank determines are attributable to its making or maintaining of any Libor Loans to Borrower (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), in each case resulting from any Regulatory Change which:

               (a) imposes a new tax or changes the basis of taxation of any amounts payable to Bank under the Note or this Addendum in respect of any Libor Loans (other than changes which affect taxes measured by or imposed on the overall net income of Bank by the jurisdiction in which such Bank has its principal office); or

               (b) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits or other liabilities with or for the account of Bank (including any Libor Loans or any deposits referred to in the definition of Libor Base Rate); or

               (c) imposes any other condition affecting the Note (or any of such extensions of credit or liabilities); or

               (d) imposes or modifies a Governmental Regulation regarding capital adequacy which has or would have the effect of reducing the rate of return on capital of Bank or any person or entity controlling Bank ("Parent") as a consequence of its obligations hereunder to a level below that which Bank (or its Parent) could have achieved but for such adoption, change or compliance (taking into consideration its policies with respect to capital adequacy) by an amount deemed by Bank to be material.

       Bank will notify Borrower of any event occurring after the date of the Note which will entitle Bank to Additional Costs pursuant to this Section 6.4 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Bank will furnish Borrower with a statement setting forth the basis and amount of each request by Bank for Additional Costs under this Section 6.4. Determinations and allocations by Bank for purposes of this
Section 6.4 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Libor Loans or of making or maintaining Libor Loans or on amounts receivable by it in respect of Libor Loans, and of the additional amounts required to compensate Bank in respect of any Additional Costs, shall be conclusive and final, absent manifest error.

This Addendum is executed as of the date first written above.


BORROWER                                                    BANK
SEE ATTACHED SIGNATURE PAGE FOR BORROWERS SIGNATURES,       IMPERIAL BANK,
                                                            a California banking corporation
a
   ---------------------------------------------

By                                                          By:
   ---------------------------------------------                ---------------------------------------------
                                                                PETER M. DREES
Its                                                         Its  AVP
   ---------------------------------------------                ---------------------------------------------

By
   ---------------------------------------------
Its
   ---------------------------------------------

SIGNATURE PAGE FOR LIBOR ADDENDUM TO NOTE DATED DECEMBER 2,1998

ECO SOIL SYSTEMS, INC., A NEBRASKA CORPORATION



By:   /s/ WILLIAM B. ADAMS
      ------------------------------------
      Authorized Officer


Aspen Consulting Companies, Inc., A Colorado Corporation



By:   /s/ WILLIAM B. ADAMS
      ------------------------------------
      Authorized Officer


Turf Specialty, Inc., A Delaware Corporation



By:   /s/ WILLIAM B. ADAMS
      ------------------------------------
      Authorized Officer

Eco Turf Products, Inc., A Delaware Corporation



By:   /s/ WILLIAM B. ADAMS
      ------------------------------------
      Authorized Officer


Agricultural Supply, Inc., A Delaware Corporation



By:   /s/ WILLIAM B. ADAMS
      ------------------------------------
      Authorized Officer


Yuma Acquisition Sub, Inc., A Delaware Corporation



By:   /s/ WILLIAM B. ADAMS
      ------------------------------------
      Authorized Officer

Turf Acquisition Sub, Inc., A Delaware Corporation



By:   /s/ WILLIAM B. ADAMS
      ------------------------------------
      Authorized Officer


Benham Chemical Corporation, A Michigan Corporation



By:   /s/ WILLIAM B. ADAMS
      ------------------------------------
      Authorized Officer


Mitigation Services, Inc., A Delaware Corporation



By:   /s/ WILLIAM B. ADAMS
      ------------------------------------
      Authorized Officer

                           LIBOR ADDENDUM TO NOTE INSERTS

(1)    "collectively,"

(2)    "be suspended"

(3) "(until such time as Bank notifies Borrower that the circumstances giving rise to Bank's notice no longer exist,)"